UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2008 (April 12, 2008)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300, Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01

Entry into a Material Definitive Agreement

As previously announced on the Current Report on Form 8-K filed on April 9, 2008, David Eichinger, the Chief Financial Officer and Senior Vice President of Corporate Development of Synthesis Energy Systems, Inc., has assumed the duties of Principal Accounting Officer of the Company, replacing Carol Pearson, who is no longer employed by the Company.  Ms. Pearson and the Company are party to an employment agreement, dated as of July 27, 2006, which agreement has been terminated.  The provisions of Ms. Pearson’s employment agreement relating to confidentiality, and the enforcement of that provision, survive the termination of the employment agreement.

In addition, the Company and Ms. Pearson have entered into a Severance Agreement and Release dated effective April 12, 2008, whereby Ms. Pearson is entitled to receive (i) continuation of her current salary, as of the time of termination, for a period of twelve months (minus applicable withholding), paid through the Company’s typical payroll practices; (ii) continuation of health benefits through the Company’s payment of her COBRA premiums, if elected within the time period required by law, for twelve months from the date of termination or until she are eligible to participate in the health insurance plan of another employer, whichever is sooner; and (iii) a waiver by the Company of Section 5(e) of the employment agreement so that she will be permitted to exercise her vested stock options until the end of the option period provided in the applicable stock option agreements between her and the Company.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement and Release, which is attached as Exhibit 10.1 hereto and incorporated by reference herein in its entirety.

Item 1.02

Termination of a Material Definitive Agreement.

The text set forth in Item 1.01 regarding the terms and conditions of the Severance Agreement and Release between the Company and Carol Pearson dated effective April 12, 2008 is incorporated into this Item 1.02 by reference.

Item 9.01  Financial Statements and Exhibits

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

10.1

Severance Agreement and Release between Synthesis Energy Systems, Inc. and Carol Pearson dated effective April 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: April 17, 2008	/s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer

EXHIBIT INDEX

10.1

Severance Agreement and Release between Synthesis Energy Systems, Inc. and Carol Pearson dated effective April 12, 2008.